INDEX                                                               EXHIBIT 18
 TO
 FINANCIAL STATEMENTS                                                   Page
                                     Number

 CENTRAL AND SOUTH WEST CORPORATION AND SUBSIDIARY COMPANIES

 Consolidated Balance Sheets - Per Books and Pro Forma
   as of March 31, 1997                                                 2 - 3

 Consolidated Statement of Income for the Twelve Months Ended
   March 31, 1997                                                         4

 Consolidated Statement of Retained Earnings for the Twelve Months
   Ended March 31, 1997                                                   5

 Statements of Long-Term Debt Outstanding as of March 31, 1997          6 - 9

 Statements of Preferred Stock Outstanding as of March 31, 1997           10


 CENTRAL AND SOUTH WEST CORPORATION (CORPORATE)

 Balance Sheets - Per Books and Pro Forma as of March 31, 1997            11

 Statement of Income for the Twelve Months Ended March 31, 1997           12


 CENTRAL POWER AND LIGHT COMPANY

 Balance Sheets - Per Books and Pro Forma as of March 31, 1997         13 - 14

 Statement of Income for the Twelve Months Ended March 31, 1997           15

 Statement of Retained Earnings for the Twelve Months Ended
   March 31, 1997                                                         16


 PRO FORMA ADJUSTMENTS TO BALANCE SHEETS                                  17

 STATEMENT OF CHANGES                                                     18

 CAPITALIZATION RATIOS - Per books and Pro forma                          19

 NOTES TO CONSOLIDATED FINANCIAL STATEMENTS                               20

 CENTRAL AND SOUTH WEST CORPORATION
 AND SUBSIDIARY COMPANIES
 CONSOLIDATED BALANCE SHEETS
 PER BOOKS AND PRO FORMA
 AS OF MARCH 31, 1997
 UNAUDITED
 (Millions)

                                                 Per     Pro Forma    Pro
                                                Books    Adjustments Forma
                                             --------------------------------

 ASSETS
                                                           NONE
 FIXED ASSETS
   Electric utility plant
     Production                                  $5,793               $5,793
     Transmission                                 1,544                1,544
     Distribution                                 4,242                4,242
     General                                      1,323                1,323
     Construction work in progress                  213                  213
     Nuclear fuel                                   185                  185
   Other Diversified                                125                  125
                                             --------------------------------
                                                 13,425               13,425
   Less - Accumulated depreciation                4,971                4,971
                                             --------------------------------
                                                  8,454                8,454
                                             --------------------------------
 CURRENT ASSETS
   Cash and temporary cash investments              120                  120
   Special deposits                                  78                   78
   Accounts receivable                              794                  794
   Materials and supplies, at average cost          183                  183
   Electric fuel inventory                           87                   87
   Under-recovered fuel costs                        52                   52
   Prepayments and other                             72                   72
                                             --------------------------------
                                                  1,386                1,386
                                             --------------------------------
 DEFERRED CHARGES AND OTHER ASSETS
   Deferred plant costs                             508                  508
   Mirror CWIP asset - net                          296                  296
   Other non-utility investments                    293                  293
   Income tax related regulatory assets, net        236                  236
   Goodwill                                       1,449                1,449
   Other                                            347                  347
                                             --------------------------------
                                                  3,129                3,129
                                             --------------------------------

                                                $12,969        $0    $12,969
                                             ================================

 CENTRAL AND SOUTH WEST CORPORATION
 AND SUBSIDIARY COMPANIES
 CONSOLIDATED BALANCE SHEETS
 PER BOOKS AND PRO FORMA
 AS OF MARCH 31, 1997
 UNAUDITED
 (Millions)

                                                 Per     Pro Forma    Pro
                                                Books    Adjustments Forma
                                             --------------------------------

 CAPITALIZATION AND LIABILITIES                             NONE

 CAPITALIZATION
   Common Stock Equity -
     Common stock, $3.50 par value,
     authorized 350,000,000 shares;
     issued and outstanding 212,200,000 shares     $743                 $743
     Paid-in capital                              1,038                1,038
     Retained earnings                            1,896                1,896
     Foreign currency translation and other          27                   27
                                             --------------------------------
     Total Common Stock Equity                    3,704                3,704
                                             --------------------------------

   Preferred stock
     Not subject to mandatory redemption            292                  292
     Subject to mandatory redemption                 33                   33
   Long-term debt                                 3,986                3,986
                                             --------------------------------
     Total Capitalization                         8,015                8,015
                                             --------------------------------
 CURRENT LIABILITIES
   Long-term debt/preferred stock
     due within twelve months                       203                  203
   Short-term debt                                  619                  619
   Short-term debt - CSW Credit                     493                  493
    Loan Notes                                       66                   66
   Accounts payable                                 438                  438
   Accrued taxes                                     85                   85
   Accrued interest                                 111                  111
   Other                                            231                  231
                                             --------------------------------
                                                  2,246                2,246
                                             --------------------------------
 DEFERRED CREDITS
   Accumulated deferred income taxes              2,253                2,253
   Investment tax credits                           288                  288
   Other                                            167                  167
                                             --------------------------------
                                                  2,708                2,708
                                             --------------------------------

                                                $12,969        $0    $12,969
                                             ================================

 CENTRAL AND SOUTH WEST CORPORATION
 AND SUBSIDIARY COMPANIES
 CONSOLIDATED STATEMENT OF INCOME
 FOR THE TWELVE MONTHS MARCH 31, 1997
 UNAUDITED
 (Millions)



 OPERATING REVENUES                              $5,217
                                             -----------

 OPERATING EXPENSES AND TAXES
   U.S. Electric fuel and purchased power         1,251
   United Kingdom Cost of Sales                   1,300
   Operating and maintenance                      1,031
   Depreciation and amortization                    467
   Taxes, other than income                         183
   Income taxes                                     208
                                             -----------

                                                  4,440
                                             -----------

 OPERATING INCOME                                   777
                                             -----------

 OTHER INCOME AND DEDUCTIONS                        (65)
                                             -----------

 INCOME BEFORE INTEREST CHARGES                     712
                                             -----------

 INTEREST CHARGES
   Interest on long-term debt                       331
   Interest on short-term debt and other             85
                                             -----------

                                                    416
                                             -----------


 INCOME FROM CONTINUING OPERATIONS                  296
                                             -----------

 DISCONTINUED OPERATIONS
   Income from discontinued operations,
      net of tax                                      4
   Gain on the sale of discontinued
      operations, net of tax                        120
                                             -----------

                                                    124
                                             -----------


 NET INCOME                                         420
   Preferred stock dividends                         18
                                             -----------

 NET INCOME FOR COMMON STOCK                       $402
                                             ===========

 CENTRAL AND SOUTH WEST CORPORATION
 AND SUBSIDIARY COMPANIES
 CONSOLIDATED STATEMENT OF RETAINED EARNINGS
 FOR THE TWELVE MONTHS MARCH 31, 1997
 UNAUDITED
 (Millions)



 RETAINED EARNINGS AT MARCH 31, 1996             $1,860

 Add: Net income for common stock                   402
                                             -----------

                                                  2,262
                                             -----------

 Deduct: Common stock dividends                     366
               Retained earnings adjustment           0
                                             -----------

 RETAINED EARNINGS AT MARCH 31, 1997             $1,896
                                             ===========

 CENTRAL AND SOUTH WEST CORPORATION
 AND SUBSIDIARY COMPANIES
 STATEMENT OF LONG-TERM DEBT OUTSTANDING
 AS OF MARCH 31, 1997
 UNAUDITED
 (Millions)


 CENTRAL POWER AND LIGHT COMPANY
  First mortgage bonds -
 Series J, 6-5/8%, due January 1, 1998                        $28
 Series L, 7%, due February 1, 2001                            36
 Series T, 7-1/2%, due December 15, 2014                      112
 Series AA, 7-1/2%,  due March 1, 2020                         50
 Series BB, 6%, due  October 1, 1997                          200
 Series CC, 7-1/4%,  due October 1, 2004                      100
 Series DD, 7-1/8%,  due December 1, 1999                      25
 Series EE, 7-1/2%,  due December 1, 2002                     115
 Series FF, 6-7/8%,  due February 1, 2003                      50
 Series GG, 7-1/8%,  due February 1, 2008                      75
 Series HH, 6%, due  April 1, 2000                            100
 Series II, 7-1/2%,  due April 1, 2023                        100
 Series JJ, 7-1/2%,  due May 1, 1999                          100
 Series KK, 6-5/8%,  due July 1, 2005                         200

 Installment sales agreements -
   Pollution control bonds
     Series 1993, 6%, due July 1, 2028                        120
     Series 1995, 6-1/10%, due July 1, 2028                   101
     Series 1995, variable, due November 1, 2015               41
     Series 1996, 6 1/8%, due June 1, 2020                      6
     Series 1996, 6 1/2%, due May 1, 2030                      60
 Unamortized discount                                          (5)
 Unamortized costs of reacquired debt                         (89)
 Amount to be redeemed within one year                       (200)
                                                        ----------

                                                           $1,325
                                                        ----------

 CENTRAL AND SOUTH WEST CORPORATION
 AND SUBSIDIARY COMPANIES
 STATEMENT OF LONG-TERM DEBT OUTSTANDING (Continued)
 AS OF MARCH 31, 1997
 UNAUDITED
 (Millions)



 PUBLIC SERVICE COMPANY OF OKLAHOMA
 First mortgage bonds -
   Series K, 7-1/4%, due January 1, 1999                      $25
   Series L, 7-3/8%, due March 1, 2002                         30
   Series S, 7-1/4%, due July 1, 2003                          65
   Series T, 7-3/8%, due December 1, 2004                      50
   Series U, 6-1/4%, due April 1, 2003                         35
   Series V, 7-3/8%, due April 1, 2023                        100
   Series W, 6-1/2%, due June 1, 2005                          50
 Long-term note
   Series A-1, 5.89%, due December 15, 2000                    10
   Series A-2, 5.91%, due March 1, 2001                         6
   Series A-3, 6.02%, due March 1, 2001                         5
   Series A-4, 6.02%, due March 1, 2001                         9
   Series A-5, 6.43%, due March 30, 2000                       10
 Installment sales agreements -
   Pollution control bonds
     Series A, 5.9%, due December 1, 2007                      35
     Series 1996 6.0%, due June 1, 2020                        12 *
 Unamortized discount                                          (4)
 Unamortized costs of reacquired debt                         (18)
                                                        ----------

*   Rounded down from 12,660,000                             $420
                                                        ----------

 CENTRAL AND SOUTH WEST CORPORATION
 AND SUBSIDIARY COMPANIES
 STATEMENT OF LONG-TERM DEBT OUTSTANDING (Continued)
 AS OF MARCH 31, 1997
 UNAUDITED
 (Millions)

 SOUTHWESTERN ELECTRIC POWER COMPANY
 First mortgage bonds -
   Series V, 7-3/4%, due June 1, 2004                         $40
   Series W, 6-1/8%, due September 1, 1999                     40
   Series X, 7%, due September 1, 2007                         90
   Series Y, 6-5/8%, due February 1, 2003                      55
   Series Z, 7-1/4%, due July 1, 2023                          45
   Series  AA, 5-1/4%, due April 1, 2000                       45
   Series  BB, 6-7/8%, due October 1, 2025                     80
   1976 Series A, 6.2%, due November 1, 2006                    7
   1976 Series B, 6.2%, due November 1, 2006                    1
 Installment sales agreements -
   Pollution control bonds
     1978 Series A, 6%, due January 1, 2008                    14
     1991 Series A, 8.2%, due August 1, 2011                   17
     1991 Series B, 6.9%, due November 1, 2004                 12
     Series 1992, 7.6%, due January 1, 2019                    54
     Series 1996, 6.1%, due April 1, 2018                      82
 Bank loan, variable rate, due June 15, 2000                   50
 Railcar lease obligations                                     10
 Unamortized premium                                            1
 Unamortized costs of reacquired debt                         (42)
 Amount to be redeemed within one year                         (3)
                                                        ----------

                                                             $598
                                                        ----------

 WEST TEXAS UTILITIES COMPANY
 First mortgage bonds -
   Series P, 7-3/4%, due July 1, 2007                          25
   Series Q, 6-7/8%, due October 1, 2002                       35
   Series R, 7%, due October 1, 2004                           40
   Series S, 6-1/8%, due February 1, 2004                      40
   Series T, 7-1/2%, due April 1, 2000                         40
   Series U, 6-3/8%, due October 1, 2005                       80
 Installment sales agreement -
   Pollution control bonds
   Series 1996, 6%, due June 1, 2020                           44
 Unamortized discount and premium                              (1)
 Unamortized costs of reacquired debt                         (27)
                                                        ----------

                                                             $276
                                                        ----------

 CENTRAL AND SOUTH WEST CORPORATION
 AND SUBSIDIARY COMPANIES
 STATEMENT OF LONG-TERM DEBT OUTSTANDING (Continued)
 AS OF MARCH 31, 1997
 UNAUDITED
 (millions)

CSW U.K. GROUP
 Long-term fixed rate loan, 8.25%, due December 23, 2003              $276
 Long-term revolving credit facility, 6.35%, due December 12, 2001      82
 Eurobond, 8-1/2%, due October 3, 2005                                 164
 Eurobond, 8-7/8%, due September 27, 2006                              164
 Notes, 7.98%, due August 1, 2001                                      211
 Notes, 8.75%, due August 1, 2006                                      211
 Unamortized discount and premium                                       (1)
                                                                 ----------

                                                                   $1,107
                                                                 ----------


 CENTRAL AND SOUTH WEST SERVICES, INC.
   Term loan facility, Variable rate, due
     December 1, 2001                                                 $60
                                                                 ----------

                                                                      $60
                                                                 ----------

  CSW ENERGY, INC.
   Senior Notes, 6.875%, due 2001                                    $200
                                                                 ----------

                                                                     $200
                                                                 ----------


   TOTAL CONSOLIDATED                                              $3,986
                                                                 ==========

 CENTRAL AND SOUTH WEST CORPORATION
 AND SUBSIDIARY COMPANIES
 STATEMENT OF PREFERRED STOCK OUTSTANDING
 AS OF MARCH 31, 1997
 UNAUDITED
 (Millions)


 NOT SUBJECT TO MANDATORY REDEMPTION

 CENTRAL POWER AND LIGHT COMPANY
   4.00% Series,   100,000 shares                             $10
   4.20% Series,    75,000 shares                               8
   7.12% Series,   260,000 shares                              26
   8.72% Series,   500,000 shares                              50
   Auction Money Market,   750,000 shares                      75
   Auction Series A,  425,000 shares                           42
   Auction Series B,  425,000 shares                           42
   Issuance expense                                            (3)
                                                        ----------

                                                             $250
                                                        ----------

 PUBLIC SERVICE COMPANY OF OKLAHOMA

   4.00% Series,    97,900 shares                             $10
   4.24% Series,   100,000 shares                              10
                                                        ----------

                                                              $20
                                                        ----------

 SOUTHWESTERN ELECTRIC POWER COMPANY

   5.00% Series,    75,000 shares                              $8
   4.65% Series,    25,000 shares                               2
   4.28% Series,    60,000 shares                               6
                                                        ----------

                                                              $16
                                                        ----------

 WEST TEXAS UTILITIES COMPANY
   4.40% Series,    60,000 shares                               6
                                                        ----------

 Total Consolidated                                          $292
                                                        ==========

 SUBJECT TO MANDATORY REDEMPTION

   SOUTHWESTERN ELECTRIC POWER COMPANY
     6.95% Series, 340,000 shares                             $34
     Amount to be redeemed within one year                     (1)
                                                        ----------

     Total Consolidated                                       $33
                                                        ==========

 CENTRAL AND SOUTH WEST CORPORATION

 BALANCE SHEETS
 PER BOOKS AND PRO FORMA
 AS OF MARCH 31, 1997
 UNAUDITED
 (Millions)

                                                 Per     Pro Forma    Pro
                                                Books    Adjustments Forma
                                             --------------------------------

 ASSETS                                                   NONE

 FIXED ASSETS
   Electric utility plant
     General                                         $1                   $1
   Less - Accumulated depreciation                   (1)                  (1)
                                             --------------------------------

 NET PLANT                                            0                    0

 INVESTMENTS IN COMMON STOCK
   OF SUBSIDIARY COMPANIES (at equity)            3,982                3,982
                                             --------------------------------


 CURRENT ASSETS
   Cash and temporary cash investments               33                   33
   Advances to affiliates                           354                  354
   Accounts and interest receivable - Affiliated     60                   60
   Accounts receivable - Non-affiliated               1                    1
   Prepayments and other                              2                    2
                                             --------------------------------

                                                    450                  450
                                             --------------------------------

 DEFERRED CHARGES AND OTHER ASSETS                   13                   13
                                             --------------------------------

                                                 $4,445        $0     $4,445
                                             ================================


 CAPITALIZATION                                           NONE
  Common Stock Equity -
   Common stock, $3.50 par value;
     authorized 350,000,000 shares;
     issued and outstanding 212,200,000 shares     $743                 $743
   Paid-in capital                                1,038                1,038
   Retained earnings                              1,896                1,896
   Foreign currency translation and other             1                    1
                                             --------------------------------

      Total Common Stock Equity                   3,678                3,678
                                             --------------------------------


   Long-term debt                                     0                    0
                                             --------------------------------

     Total Capitalization                         3,678                3,678
                                             --------------------------------


 CURRENT LIABILITIES
   Short-term debt                                  619                  619
   Accounts payable and other                       153                  153
                                             --------------------------------

                                                    772                  772
                                             --------------------------------

 DEFERRED CREDITS                                    (5)                  (5)
                                             --------------------------------

                                                 $4,445        $0     $4,445
                                             ================================

 CENTRAL AND SOUTH WEST CORPORATION

 STATEMENT OF INCOME
 FOR THE TWELVE MONTHS MARCH 31, 1997
 UNAUDITED
 (Millions)


 INCOME

   Equity in earnings of subsidiaries
     Central Power and Light Company                         $114
     Public Service Company of Oklahoma                        33
     Southwestern Electric Power Company                       62
     West Texas Utilities Company                              16
     SEEBOARD Investment                                      115
     Transok, Inc.                                              4
     CSW Credit, Inc.                                           8
     CSW Energy, Inc.                                          (9)
     CSW Leasing, Inc.                                          0
     CSW International, Inc.                                   (1)
     CSW Communications, Inc.                                  (5)
     Enershop Inc.                                             (2)
     Central and South West Services, Inc.                      0
   Other Income                                                29
                                                        ----------

                                                             $364
                                                        ----------

 EXPENSES AND TAXES

    General and administrative expenses                        63
    Depreciation and amortization expense                       1
    Interest expense                                           35
    Taxes, other than income                                    1
    Federal income taxes                                      (18)
                                                        ----------

                                                               82
                                                        ----------

 DISCONTINUED OPERATIONS
    Gain on sale of discontinued operations, net of tax       120
                                                        ----------


 NET INCOME                                                  $402
                                                        ==========

 CENTRAL POWER AND LIGHT COMPANY

 BALANCE SHEETS
 PER BOOKS AND PRO FORMA
 AS OF MARCH 31, 1997
 UNAUDITED
 (Millions)

                                                 Per     Pro Forma    Pro
                                                Books    Adjustments Forma
                                             --------------------------------

 ASSETS                                                   NONE

 FIXED ASSETS
 Electric utility plant
   Production                                    $3,101               $3,101
   Transmission                                     507                  507
   Distribution                                     969                  969
   General                                          273                  273
   Construction work in progress                    106                  106
   Nuclear fuel                                     184                  184
                                             --------------------------------

                                                  5,140                5,140
   Less - Accumulated depreciation
     and amortization                             1,736                1,736
                                             --------------------------------

                                                  3,404                3,404
                                             --------------------------------

 CURRENT ASSETS
   Cash and temporary cash investments                3                    3
   Accounts receivable                               52                   52
   Under-recovered fuel costs                        31                   31
   Materials and supplies, at average cost           77                   77
   Fuel inventory                                    12                   12
   Prepayments and other                             80                   80
                                             --------------------------------

                                                    255                  255
                                             --------------------------------

 DEFERRED CHARGES AND OTHER ASSETS
   Deferred STP costs                               487                  487
   Mirror CWIP asset                                296                  296
   Income tax related regulatory assets, net        333                  333
   Other                                             96                   96
                                             --------------------------------

                                                  1,212                1,212
                                             --------------------------------

                                                 $4,871        $0     $4,871
                                             ================================

 CENTRAL POWER AND LIGHT COMPANY

 BALANCE SHEETS
 PER BOOKS AND PRO FORMA
 AS OF MARCH 31, 1997
 UNAUDITED
 (Millions)



                                                 Per     Pro Forma    Pro
                                                Books    Adjustment  Forma
                                             --------------------------------

 CAPITALIZATION AND LIABILITIES                           NONE

 CAPITALIZATION
    Common stock, $25 par value;
     authorized 12,000,000 shares;
     issued and outstanding 6,755,535 shares       $169                 $169
    Paid-in capital                                 405                  405
    Retained earnings                               839                  839
                                             --------------------------------

      Total common stock equity                   1,413                1,413


    Preferred stock
     Not subject to mandatory redemption            250                  250
     Long-term debt                               1,325                1,325
                                             --------------------------------

      Total capitalization                        2,988                2,988
                                             --------------------------------


 CURRENT LIABILITIES
    Long-term debt due within twelve months         200                  200
    Advances from affiliates                        144                  144
    Accounts payable                                 45                   45
    Accrued taxes                                    23                   23
    Accumulated deferred income taxes                 9                    9
    Accrued interest                                 36                   36
    Refund due customers                             47                   47
    Other                                            59                   59
                                             --------------------------------

                                                    563                  563
                                             --------------------------------


 DEFERRED CREDITS
   Accumulated deferred income taxes              1,159                1,159
    Investment tax credits                          146                  146
    Other                                            15                   15
                                             --------------------------------

                                                  1,320                1,320
                                             --------------------------------

                                                 $4,871        $0     $4,871
                                             ================================

 CENTRAL POWER AND LIGHT COMPANY

 STATEMENT OF INCOME
 FOR THE TWELVE MONTHS MARCH 31, 1997
 UNAUDITED
 (Millions)



 ELECTRIC OPERATING REVENUE                      $1,362
                                             -----------


 OPERATING EXPENSES AND TAXES
   Fuel                                             355
   Purchased power                                   65
   Other operating                                  302
   Maintenance                                       58
   Depreciation and amortization                    152
   Taxes, other than income                          77
   Income taxes                                      85
                                             -----------

                                                  1,094
                                             -----------

 OPERATING INCOME                                   268
                                             -----------

 OTHER INCOME AND DEDUCTIONS
   Other                                            (12)
                                             -----------

                                                    (12)
                                             -----------


 INCOME BEFORE INTEREST CHARGES                     256
                                             -----------

 INTEREST CHARGES
   Interest on long-term debt                       110
   Interest on short-term debt and other             18
                                             -----------

                                                    128
                                             -----------


 NET INCOME                                         128

 PREFERRED STOCK DIVIDENDS                           14
                                             -----------

 NET INCOME FOR COMMON STOCK                       $114
                                             ===========

 CENTRAL POWER AND LIGHT COMPANY

 STATEMENT OF RETAINED EARNINGS
 FOR THE TWELVE MONTHS MARCH 31, 1997
 UNAUDITED
 (Millions)




 RETAINED EARNINGS AT MARCH 31, 1996               $851
 Add: Net income (loss) for common stock            114
                                             -----------

                                                    965
 Deduct: Common stock dividends                     126
                                             -----------

 RETAINED EARNINGS AT MARCH 31, 1997               $839
                                             ===========

 CENTRAL AND SOUTH WEST CORPORATION
 AND SUBSIDIARY COMPANIES

 PRO FORMA ADJUSTMENTS TO BALANCE SHEETS
 MARCH 31, 1997
 UNAUDITED
 (Millions)
                                                           DR         CR
                                                        ---------------------

 CENTRAL AND SOUTH WEST CORPORATION AND SUBSIDIARY COMPANIES

          None

 CENTRAL AND SOUTH WEST CORPORATION (CORPORATE)

          None

 CENTRAL POWER AND LIGHT COMPANY

          None

 CENTRAL AND SOUTH WEST CORPORATION
 AND SUBSIDIARY COMPANIES

 STATEMENT OF CHANGES

On April 24, 1997, PSO's business trust, PSO Capital I, sold to underwriters in a negotiated offering $75 million, 8.00% Series A, Trust Originated Preferred Securities due April 2037. The proceeds from the sale of these securities were used by PSO to repay short-term debt, to reimburse PSO's treasury for the cost of reacquiring approximately $14.5 million of 4.00% Series and 4.24% Series preferred stock, to provide working capital and for other general corporate purposes. Settlement of the transaction occurred on May 2, 1997. PSO Capital I will be treated as a subsidiary of PSO whose only assets are the approximately $73.3 million principal subordinated debentures issued by PSO. In addition to PSO's obligation under the subordinated debentures, PSO has also agreed to a security obligation which represents a full and unconditional guarantee of PSO Capital I's trust obligations.

On April 30, 1997, SWEPCO's business trust, SWEPCO Capital I, sold to underwriters in a negotiated offering $110 million, 7.875% Series A, Trust Preferred Securities due April 2037. The proceeds from the sale of these securities were used by SWEPCO to repay short-term debt, to reimburse SWEPCO's treasury for the cost of reacquiring approximately $15.5 million of 4.28% Series, 4.65% Series, 5.00% Series and 6.95% Series preferred stock, to provide working capital and for other general corporate purposes . Settlement of the transaction occurred on May 8, 1997. SWEPCO Capital I will be treated as a subsidiary of SWEPCO whose only assets are the approximately $113.4 million principal subordinated debentures issued by SWEPCO. In addition to SWEPCO's oblig obligation under the subordinated debentures, SWEPCO has also agreed to a security obligation which represents a full and unconditional guarantee of SWEPCO Capital I's trust obligations.

On May 8, 1997, CPL's business trust, CPL Capital I, sold to underwriters in a negotiated offering $150 million, 8.00% Series A, Quarterly Income Preferred Securities due April 2037. The proceeds from the sale of these securities were used by CPL to repay short-term debt, to reimburse CPL's treasury for the cost of reacquiring approximately $87.5 million of 4.00% Series, 4.20% Series, 7.12% Series and 8.72% Series preferred stock, to provide working capital and for other general corporate purposes. Settlement of the transaction occurred on May 14, 1997. CPL Capital I will be treated as a subsidiary of CPL whose only assets are the approximately $154.6 million principal subordinated debentures issued by CPL. In addition to CPL's obligation under the subordinated debentures, CPL has also agreed to a security obligation which represents a full and unconditional guarantee of CPL Capital I's trust obligations.

      Other than the financing activites described above, there have been no significant changes in the financial statements of Central and South West Corporation and subsidiary companies subsequent to March 31, 1996, other than in the ordinary course of business.

 CENTRAL AND SOUTH WEST CORPORATION
 AND SUBSIDIARY COMPANIES

 CAPITALIZATION RATIOS
 PER BOOKS AND PRO FORMA
 AS OF MARCH 31, 1997
                                               Common
                                               Stock    Preferred  Long-term
                                               Equity     Stock      Debt
                                             --------------------------------


 Central and South West Corporation
   and Subsidiary Companies
   (Consolidated) Per books                          46.2%      4.1%      49.7%

 Central and South West Corporation
   and Subsidiary Companies
   (Consolidated) Pro forma                          46.2%      4.1%      49.7%

 Central and South West Corporation (Corporate)
   Per books                                        100.0%      0.0%       0.0%

 Central and South West Corporation (Corporate)
   Pro forma                                        100.0%      0.0%       0.0%

 Central Power and Light Company
   Per books                                         47.3%      8.4%      44.3%

 Central Power and Light Company
   Pro forma                                         47.3%      8.4%      44.3%

 CENTRAL AND SOUTH WEST CORPORATION
 AND SUBSIDIARY COMPANIES

 NOTES TO CONSOLIDATED FINANCIAL STATEMENTS



      The notes to consolidated financial statements included in Central and South West Corporation's 1996 Combined Annual Report on Form 10-K are hereby incorporated by reference and made a part of this report.



                                                          Page
                                                        Reference

 1996 Combined Annual Report on Form 10-K         pages 2-39 through 2-71